[LETTERHEAD OF SIMPSON THACHER & BARTLETT LLP]

December 6, 2005

VIA FEDERAL EXPRESS AND EDGAR

  Re:
  Visant Corporation
  Amendment No. 1 to Registration Statement on Form S-1
  Filed September 13, 2005
  File No. 333-126002

    Visant Holding Corp.
    Post-Effective Amendment No. 4 to Registration Statement on Form S-4
    Filed September 13, 2005
    File No. 333-112055

    Form 10-K for Fiscal Year Ended January 1, 2005
    Form 10-Q for Fiscal Quarter Ended April 2, 2005
    Form 10-Q for Fiscal Quarter Ended July 2, 2005
    File No. 333-112055

H. Christopher Owings
Assistant Director
Securities and Exchange Commission
100 F Street, N.E.
Mail Stop 3561
Washington, D.C. 20549

Dear Mr. Owings:

        On behalf of Visant Holding Corp. ("Visant Holding"), Visant Corporation ("Visant Corporation") and the guarantors (the "Guarantors" and, collectively with Visant Holding and Visant Corporation, the "Registrants"), we are writing to respond to the comments set forth in the comment letter of the staff of the Securities and Exchange Commission (the "Staff"), dated October 12, 2005 (the "comment letter") relating to the above-referenced Amendment No. 1 to Registration Statement on Form S-1 filed on September 13, 2005 (the "Visant Registration Statement"), Post-Effective Amendment No. 4 to Registration Statement on Form S-4 filed on September 13, 2005 (the "Visant Holding Registration Statement" and together with the Visant Registration Statement, the "Registration Statements") and periodic reports. The Registrants have also revised the Registration Statements in response to the Staff's comments and are filing concurrently with this letter Amendment No. 2 to the Visant Registration Statement and Post-Effective Amendment No. 5 to the Visant Holding Registration Statement, which reflect these revisions and generally update financial and other information.

        For your convenience, the numbered paragraphs of this letter correspond to the numbered paragraphs of the comment letter. Page references in the text of this letter correspond to the pages of Amendment No. 2 to the Visant Registration Statement, unless otherwise indicated.

Amendment to Form S-1
The Transactions, page 4

1.
We note your response to comment 8 in our letter dated July 21, 2005. Please include your response to our comment in your registration statement.

  The Registrants have revised the disclosure under the "Summary" section and "The Transactions" section of the Registration Statements to clarify the aggregate ownership interests of the co-investors and members of management, respectively, without naming the parties individually, as of November 2, 2005, in response to the Staff's comment. Respectfully, the Registrants note that the ownership by the executive officers is individually set forth under "Security Ownership of Certain Beneficial Owners and Management and Related Stockholders Matters". Furthermore, as set forth in our letter dated September 13, 2005, each one of co-investors holds less than five percent (5%) of Visant Holdings' equity and, accordingly, we would respectfully request not having to identify the co-investors individually.

Management's Discussion and Analysis of Financial Condition and Results of Operations, page 35

Our Company, page 56

2.
We note your response to comment 31 in our comment letter dated July 21, 2005. Please include your response to our comment in your registration statement.

  The Registrants have revised the "Business" section of the amended Registration Statements (on page 56 of both) to include the additional disclosure, in response to the Staff's comment.

Consolidated Financial Statements—Visant Corporation General

3.
If applicable, please update your financial statements and other financial disclosures in your next amendment to include the applicable interim periods as required by Rule 3-12 of Regulation S-X.

  The Registrants have updated the financial statements and other financial disclosures in the Registration Statements to reflect results of operations for the third quarter and nine months of 2005.

Consolidated Statements of Operations, page F-5
Notes to Consolidated Financial Statements

Note 1. Summary of Significant Accounting Policies

Revenue Recognition, page F-17

4.
We have read your response to comment 40 in our letter dated July 21, 2005 regarding the need to clarify your disclosure relating to the recognition of revenue prior to the actual delivery of products and services to the customer. Please tell us and revise your disclosures in the Form S-1, as amended, to clarify your basis for recognizing revenue prior to delivery and other performance obligations that may exist. Your revised disclosures should identify who has risk of loss during the shipment of products to the customer.

  In the Registrants' previous response to the Staff, they noted that they recognize revenue "when products are shipped (if shipped FOB shipping point), delivered (if shipped FOB destination), risk of loss transfers or as services are performed as determined by contractual agreement and collectibility is reasonably assured". As a point of clarification, when products are shipped FOB shipping point, the risk of loss passes to the customer at the shipping point and the customer has the risk of loss during the shipping period.

  The Registrants have included the following in Note 1 of the footnotes to the their interim financial statements for the third quarter and nine months ended October 1, 2005 and in the Management Discussion and Analysis, as disclosed on pages F-65 and 40, respectively, in response to the Staff's comment.

  "Revenue Recognition

          The SEC's Staff Accounting Bulletin, or SAB, No. 104, Revenue Recognition, provides guidance on the application of accounting principles generally accepted in the United States to selected revenue recognition issues. In accordance with SAB No. 104, the Company recognizes revenue when the earnings process is complete, evidenced by an agreement between the Company and the customer, delivery and acceptance has occurred, collectibility is probable and pricing is fixed or determinable. Revenue is recognized when (i) products are shipped (if shipped FOB shipping point), (ii) products are delivered (if shipped FOB destination) or (iii) as services are performed as determined by contractual agreement, but in all cases only when risk of loss has transferred to the customer and when the Company has no further performance obligations".

Note 4. Acquisition of The Lehigh Press, Inc., page F-22

5.
We note your disclosure that in connection with your acquisition of The Lehigh Press, Inc. approximately $96 million of the purchase price was allocated to goodwill and intangible assets. Please provide the description and amount for each asset and clarify in your disclosures the amount of purchase price that was allocated to any of the intangible assets identified in paragraph A14 of SFAS 141, particularly customer related intangible assets discussed in paragraph A14b(1) through (4). Please also tell us if you continue to maintain customer relations with those customers acquired in the acquisition in 2003 of The Lehigh Press, Inc.

  In connection with the purchase accounting related to the acquisition of The Lehigh Press, Inc. in October 2003, intangible assets (as discussed in paragraph A14 of SFAS No. 141) and goodwill totaled approximately $95 million, which consisted of:

Customer Relationships	$19,500,000
Trade Names	$9,580,000
Non-competition agreements	$16,220,000

Total Intangibles	$45,300,000
Total Goodwill	$49,790,000

Total Intangibles & Goodwill	$95,090,000

  In order to determine the appropriate values to assign to each intangible asset, the company performed a valuation analysis with the assistance of an outside valuation services firm.

  As noted above, $19.5 million of the purchase price was allocated to customer relationships. The company continues to maintain strong relationships with the significant customers acquired in the acquisition of The Lehigh Press, Inc. Some of the more significant relationships (with major educational book publishers) have existed for approximately 50 years.

  The trade names amounts noted above include The Lehigh Press and Lehigh Direct names.

  The amounts ascribed to the non-competition agreements relate to agreements in place as of the October 2003 acquisition date.

  In their 2005 Form 10-K filing, the Registrants will revise the disclosure in the footnote to include the additional detail to show the component intangible assets identified in paragraph A14 of SFAS 141 separately.

Note 8. Accounts Receivable and Inventories, page F-25

Precious Metals Consignment Arrangement

6.
We have read your response to comment 41 in our letter dated July 21, 2005 regarding the clarification in your disclosure as to when title transfers to you for products sold under your precious metals consignment agreement. Please revise your disclosure in the Form S-1, as amended, to state when title transfers to you.

  The Registrants have included additional disclosure in Note 4 of the footnotes to the Registrants' interim financial statements for the third quarter and nine months ended October 1, 2005 as disclosed on page F-68, in response to the Staff's comment.

Note 3. 2003 Jostens Merger, page F-21
Note 10. Goodwill and Other Intangible Assets, page F-26

7.
We have read your response to comment 42 of our letter dated July 21, 2005 regarding your basis for not allocating more cost to intangible assets such as school and customer relationships instead of to goodwill. Your response indicates that you assigned the Jostens school relationships a fair market value of $330 million by using a modified form of the income approach known as the "excess earnings approach." You state that under this approach the value of school relationships is reduced to the extent that value was recognized in other tangible and intangible assets such as trademarks, where a significant value was attributed. Please tell us the amount that you have reduced the value of school relationships to arrive at the current balance for each intangible asset categories and why.

  In connection with the accounting for the purchase of Jostens in July 2003, with the assistance of an outside valuation services firm, Jostens projected the amount of future revenue attributable to school relationships, and determined the present value of after tax profit attributable to the relationships to be $414M.

  Assets other than the relationships themselves (including net tangible assets, trademarks, software and patented technology) would also be reasonably expected to be utilized in the achievement of the $414 million of after-tax profit from the relationships. Since each of these other assets was valued independently and their fair value was already separately determined, Jostens subtracted the present value of the after-tax profit from those same school relationships attributable to net tangible assets ($28 million), trademarks ($107 million), software ($10 million) and patented technology ($8 million). The after-tax contribution factors used for each of these contributory assets were based on the required rate of return that Jostens expects to earn on each asset, and were calculated using an estimated discount rate and the fair value of each asset. The remaining approximately $261 million, plus an expected tax savings due to the amortization of the relationships asset ($69 million), was attributed to the school relationships themselves. Accordingly the Jostens valued the relationships at $330 million as of July 29, 2003, the date of acquisition.

8.
We have read your response to comment 43 of our letter dated July 21, 2005 regarding your decision to give an indefinite life status to your trademarks and trade names. Our prior comment requested you to identify those trade names and trademarks that were not previously amortized over the maximum amortization period of 40 years under APB 17. Since you did not provide this information, please do so and explain to us the events or circumstances that caused them to now become indefinite lived intangible assets. Also, during the last several years some recent consumer surveys published in various news magazines have suggested that the demand for class rings has declined significantly due to the current and future value systems of students compared to prior years. Please tell us the results of your research with respect to "demand for your products" as opposed to awareness and provide us with your assumptions on your estimate of demand for each of your major product areas for the period of your cash flow analysis used in your most recent impairment tests. Refer to paragraph 11 of SFAS 142.

  Prior to the purchase accounting performed on Jostens, Inc.'s books effective July, 2003 (and on Von Hoffmann's books in October, 2003), the companies did not have any assets on their balance sheets to amortize. It was only as a result of the Jostens (and The Lehigh Press, Inc.) purchase accounting as of July 2003 and October 2003, respectively, that, in determining the fair value of assets and liabilities as of that date, the companies recorded such intangible assets on their books.

  Assumptions for demand for each of Jostens' product areas

  In the cash flow analysis used in its most recent impairment testing for Jostens, the company assumed revenue growth of 2.9% to 3.1% through 2009, with an assumption of 3.5% growth thereafter. Revenue has historically increased at approximately this rate. (2005 Jostens' revenues are expected to be approximately 4% higher than 2004's).

  The demand in markets for each of Jostens products, including rings, was considered per paragraph 11 of SFAS No. 142. The company also considered the effects of obsolescence, competition and "other economic factors" as described in SFAS No. 142. The company notes that the Staff has suggested that "some recent consumer surveys published in various news magazines have suggested that the demand for class rings has declined significantly due to the current and future value systems of students compared to prior years." While the company has indeed seen and has considered that the demand for products such as class rings has decreased over the past few years, the company had expected that the decline in demand for rings would moderate. In fact, we are currently noting a recent improvement in demand relative to our expectations for sales of rings. It is important to note that the company has also considered that even if the overall demand for rings were to continue to decline, Jostens is well-positioned to gain market share from competitors, as well as revenue growth from price increases, and therefore the Registrants do not expect any "significant" decline in Jostens' cash flow from sales of rings.

Note 11. Long-term Debt, page F-28

9.
We have read your response to comment 44 of our letter dated July 21, 2005 regarding the cross-default provisions of your credit facilities and debt agreements and compliance with them. Please revise your disclosure in the Form S-1, as amended, to include the cross-default provisions of your credit facilities and debt agreements, the repercussions of not meeting them, the material covenants that you are required to maintain, and whether you are in compliance with all of the material covenants on these agreements. Refer to Rule 4-08(c) of Regulation S-X.

  The Registrants have included additional disclosure in Note 7 of the footnotes to the Registrants' interim financial statements for the third quarter and nine months ended October 1, 2005 as disclosed on page F-73, in response to the Staff's comment.

10.
We have read your response to comment 45 of our letter dated July 21, 2005 relating to your restrictions on dividends and the specific restrictions on any consolidation, merger or transfer of assets of your affiliated companies to you in the form of loans, advance or cash dividends without the consent of a third party. Please revise your disclosure in your Form S-1, as amended, to include the proposed footnote language provided in your response relating to these restrictions and their impact. Refer to 4-08(e)(c) of Regulation S-X.

  The Registrants have included additional disclosure in Note 7 of the footnotes to the Registrants' interim financial statements for the third quarter and nine months ended October 1, 2005 as disclosed on page F-73, in response to the Staff's comment.

Note 18. Business Segments, page F-48

11.
We have read your response to comment 46 of our letter dated July 21, 2005 regarding your basis for concluding that you have two reportable segments. Your response states that, for purposes of determining if you meet the similarity of economic characteristics requirement under paragraph 17 of SFAS 131, you define contribution margin as gross margin less sales commissions. Please tell us how this measure of operating profit relates to the measure of operating profit used in your financial statements (i.e., operating income) and that used in your internal reports (i.e. EBITDA). Please also provide us with revenues and the measure of operating profit for all of the operating segments included within the Jostens reportable segment for at least the past three years.

  The Registrants have addressed this comment with the Staff supplementally.

12.
Please provide us with a summary of the operating results (revenues and measure of income) for each of the eight production facilities included in the print group. This information should be provided for at least the last three years. Please also tell us what is specifically produced at each facility and where each facility is located.

  The Registrants have addressed this comment with the Staff supplementally.

13.
We note your assertion that the production processes for books and rings are similar. Please help us to better understand these similarities. Tell us where these production facilities are located and the specific products manufactured at each facility. Tell us whether you could produce books in the same facility using the same equipment and processes where you produce rings. Tell us whether the materials used to produce books and jewelry are similar and interchangeable. Your current response regarding the nature of the production process appears to be focused primarily on the seasonality of the production cycle and the similarity of the customers for the products.

  The Registrants have addressed this comment with the Staff supplementally.

14.
We have read your response to comment 46 of our letter dated July 21, 2005 regarding your basis for concluding that you have two reportable segments. Your response appears to state that you believe you meet this requirement under paragraph 17 of SFAS 131, and that the customers for Jostens of educational institutions and individual students are identical for yearbooks, photo and scholastic products. Please explain to us your basis for considering which of the two, the educational institution or the student, is the actual customer for the yearbook printing business unit. In other words, it would appear that in the case of each business unit, the customer is either the educational institution or the student, and not both. Your response seems to suggest that you believe each business unit has both the educational institution and student as customers, instead of just one of the two. Please clarify for us what your position is and why.

  The Registrants have addressed this comment with the Staff supplementally.

General

15.
Where applicable, please revise the Form S-4, as amended, to comply with the comments issued above on your Form S-1, as amended.

  The Registrants have applied the above comments, as applicable, to Post-Effective Amendment No. 5 to the Visant Holding Registration Statement.

Visant Holdings Corp. Post-Effective Amendment to Form S-4

Consolidated Financial Statements
Notes to Consolidated Financial Statements

Note 1. Summary of Significant Accounting Policies, page F-12

16.
We have read your response to comment 52 of our letter dated July 21, 2005 regarding the expansion of your disclosure relating to transactions and agreements between you, your shareholders and their affiliates along with the nature of the transactions as required by paragraphs 2 through 4 of SFAS 57. Please revise your Form S-1, as amended, to include the proposed footnote language included in your response.

  The Registrants have included additional disclosure in Note 16 of the footnotes to the Registrants' interim financial statements for the third quarter and nine months ended October 1, 2005 as disclosed on page F-84, in response to the Staff's comment.

17.
We have read your response to comment 53 of our letter dated July 21, 2005 regarding the disclosure of any unusual rights and privileges of each class of common stock outstanding as required by paragraph 4 of SFAS 129. Please revise your disclosure in Form S-1, as amended, to include the proposed footnote language included in your response.

  The Registrants have included additional disclosure in Note 15 of the footnotes to the Registrants' interim financial statements for the third quarter and nine months ended October 1, 2005 as disclosed on page F-83, in response to the Staff's comment.

******

        If you should have any questions regarding this letter, please contact me at (212) 455-3080 (fax: (212) 455-2502) or Marie D. Hlavaty, Vice-President and General Counsel of Visant Corporation and Visant Holding Corp., at (914) 595-8211 (fax: (914) 595-8237).

Sincerely,
/s/ Risë B. Norman
Risë B. Norman
cc:
Marie D. Hlavaty, Esq.
Visant Corporation
Visant Holding Corp.